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                                                                      Exh:  23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 21, 1996 included in United Meridian Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.



                                                 /s/ Arthur Andersen LLP
                                                 -----------------------------
                                                 ARTHUR ANDERSEN LLP



Houston, Texas
May 31, 1996